UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2011
FIRST POTOMAC REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Wisconsin Avenue Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 986-9200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On November 10, 2010, in connection with the Registrant’s acquisition of a 90% interest in a joint venture that owns 520 Gaither Road (Phase II) and 530 Gaither Road (Phase III) in Rockville, Maryland (collectively, “Redland Corporate Center Phases II and III”), First Potomac Realty Investment Limited Partnership, the operating partnership of the Registrant (the “Operating Partnership”), entered into a $50.0 million secured term loan agreement (the “Term Loan”) with KeyBank National Association. The Term Loan originally had a three-month term with an extension option for an additional three months. Pursuant to the terms of the Term Loan, the original maturity date was extended to May 10, 2011.
On May 10, 2011, the parties to the Term Loan entered into Amendment No. 1 thereto (the “Amendment”) pursuant to which the Term Loan was amended to extend the maturity date to June 10, 2011, and to provide two additional options to extend for an additional month each, at the option of the Operating Partnership. In connection with the Amendment, the Operating Partnership paid to the lenders under the Term Loan a fee equal to five basis points of the total principal amount of the Term Loan. Each of the extension options also requires a five basis point fee payment.
The Operating Partnership expects to repay the Term Loan by refinancing it with a longer term term loan that it is currently finalizing with some of its lenders.
A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Certain statements included or incorporated by reference in this Current Report on Form 8-K are forward-looking statements within the meaning Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the future extension of the Term Loan. The Registrant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, review the Company’s filings with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
10.1
Amendment No. 1 to Secured Term Loan Agreement dated as of May 10, 2011 by and among First Potomac Realty Investment Limited Partnership, KeyBank National Association (as a lender and as administrative agent) and the other lenders that may become party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
Date: May 13, 2011	By:	/S/ Joel F. Bonder
Joel F. Bonder
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

10.1
Amendment No. 1 to Secured Term Loan Agreement dated as of May 10, 2011 by and among First Potomac Realty Investment Limited Partnership, KeyBank National Association (as a lender and as administrative agent) and the other lenders that may become party thereto.

4